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EXHIBIT 10.15

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT"), is entered into as of May 24, 2007, by and among R. H. Strasbaugh, a California corporation (formerly, Strasbaugh) ("ASSIGNOR"), Strasbaugh, a California corporation (formerly, CTK Windup Corporation) ("ASSIGNEE") and B. Riley & Co., a Delaware corporation ("B. Riley"). Assignor and Assignee are referred to collectively herein as the "PARTIES."

                                   WITNESSETH:

         WHEREAS, Assignor and B. Riley are parties to that certain agreement dated October 18, 2006, a copy of which is attached hereto as EXHIBIT A (the "B. RILEY AGREEMENT");

         WHEREAS, pursuant to a certain Share Exchange Agreement by and between Assignor and Assignee dated January 31, 2007 as amended by that certain Amendment No. 1 to the Share Exchange Agreement (collectively, the "SHARE EXCHANGE AGREEMENT"), Assignor shall become a wholly owned subsidiary of the Assignee;

         WHEREAS, in anticipation of the closing of the Share Exchange Agreement, Assignee through Assignor and its financial advisor, B. Riley, is offering for sale on a reasonable efforts basis to investors certain securities as set forth in the Private Placement Memorandum attached hereto as EXHIBIT B;

         WHEREAS, it has been contemplated that the B. Riley Agreement be assigned to and assumed by Assignee effective upon the closing of the Share Exchange Agreement; and

         WHEREAS, simultaneously with the closing of the transactions contemplated by the Share Exchange Agreement, the Parties mutually desire (a) that Assignor assign all of its right, title and interest in, under and to the
B. Riley Agreement to Assignee, and (b) that Assignee assume all of Assignor's obligations under the B. Riley Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and other valuable consideration, the receipt and adequacy of which are expressly acknowledged, the Parties hereto agree as follows:

         1. EFFECTIVE DATE. For all purposes under this Agreement, the term "EFFECTIVE DATE" shall mean the Closing Date as defined in the Share Exchange Agreement.

         2. ASSIGNMENT AND ASSUMPTION.

                  (a) Effective as of the Effective Date, Assignor hereby assigns, transfers and sets over unto Assignee all of Assignor's right, title and interest in, under and to the B. Riley Agreement.

                  (b) Effective as of the Effective Date, Assignee hereby accepts the foregoing assignment, agrees to perform when due the obligations of Assignor pursuant to the B. Riley Agreement in accordance with the terms thereof.


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         3. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.


ASSIGNOR:

                                    R. H. Strasbaugh,
                                    a California corporation

                                    By: /s/ Richard Nance
                                        ----------------------------------------
                                    Name: Richard Nance, Chief Financial Officer



ASSIGNEE:

                                    Strasbaugh,
                                    a California corporation

                                    By: /s/ Richard Nance
                                        ----------------------------------------
                                    Name: Richard Nance, Chief Financial Officer



B. RILEY:

                                    B. Riley & Co.,
                                    a Delaware corporation

                                    By: /s/ Andre D. Guardi
                                        ----------------------------------------
                                    Name: Andre D. Guardi, Managing Director